THE SPECTRA FUNDS

                    SUPPLEMENT DATED SEPTEMBER 5, 2007 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
              DATED MARCH 1, 2007 AND RESTATED AS OF APRIL 2, 2007
                             AS SUPPLEMENTED TO DATE

     The following updates the information in the Statement of Additional Information regarding the Trust's portfolio managers.

     (1) The line item regarding other accounts managed by Fauzia Rashid in the table under "Other Accounts Managed by Portfolio Managers" on page 21 of the Statement of Additional Information is deleted.

     (2) The following sentence replaces the second paragraph under the heading "Securities Owned by the Portfolio Managers" on page 22 of the Statement of Additional Information.

     No other portfolio manager owns shares of the Fund he manages.

     Ms. Rashid is no longer employed by the Manager.








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